UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549-1004

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15 (d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of report
(Date of earliest event reported)  April 29, 2005

MICRO COMPONENT TECHNOLOGY, INC.

(Exact name of registrant as specified in its charter)

Minnesota	0-22384	41-0985960
(State or other jurisdiction of	(Commission File	(I.R.S. Employer
incorporation or organization)	Number)	Identification No.)

2340 West County Road C, St. Paul, Minnesota 55113

(651) 697-4000

(Address, including zip code, and telephone number, including area code, of registrant’s principal executive offices)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under the following provisions:

☐            Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Solicitiing material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencemnt communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencemnt communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.03                                       CREATION OF A DIRECT FINANCIAL OBLIGATION.

On April 29, 2005, we completed a financing transaction with Laurus Master Fund, Ltd.  in which we borrowed an additional $2,500,000 from Laurus. The agreement provides for monthly interest payments at a rate equal to prime plus 1.75%.  Beginning six months after the closing, we are required to make monthly payments equal to 1/30th of the principal amount until three years after the closing, at which time the entire remaining principal and accrued interest is due and payable in full.  The loan is convertible into shares of the Company’s common stock at a price of $.23 per share.  The Company also issued Laurus an option to purchase 2,556,651 shares of common stock for an exercise price of $.01 per share.  The Company received net proceeds of approximately $2.4 million at the closing.

The issuance of the note and option to Laurus were exempt from registration under Rule 506 under the Securities Act of 1933, because Laurus is an accredited investor, there was no general solicitation, and the securities are subject to restrictions on transfer.

The information contained in this Item is also intended to satisfy Item 3.02, Unregistered Sales of Equity Securities.

ITEM 9.01                                       FINANCIAL STATEMENTS AND EXHIBITS

(c)	Exhibits

10.1	Securities Purchase Agreement between Micro Component Technology, Inc. and Laurus Master Fund, Ltd. dated April 29, 2005 (exhibits and schedules omitted).

10.2	Registration Rights Agreement between Micro Component Technology, Inc. and Laurus Master Fund, Ltd. dated April 29, 2005 (exhibits omitted).

10.3	Secured Convertible Note with Laurus Master Fund, Ltd. dated April 29, 2005 (exhibits omitted).

10.4	Common Stock Purchase Option with Laurus Master Fund, Ltd. dated April 29, 2005 (exhibits omitted).

10.5	Master Security Agreement with Laurus Master Fund, Ltd. dated April 29, 2005.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MICRO COMPONENT TECHNOLOGY, INC.

(Registrant)

Date: May 5, 2005

By:	/s/ Thomas P. Maun
(Thomas P. Maun, Chief Financial Officer)

EXHIBIT INDEX

Ex. No.	Description

10.1	Securities Purchase Agreement between Micro Component Technology, Inc. and Laurus Master Fund, Ltd. dated April 29, 2005 (exhibits and schedules omitted).

10.2	Registration Rights Agreement between Micro Component Technology, Inc. and Laurus Master Fund, Ltd. dated April 29, 2005 (exhibits omitted).

10.3	Secured Convertible Note with Laurus Master Fund, Ltd. dated April 29, 2005 (exhibits omitted).

10.4	Common Stock Purchase Option with Laurus Master Fund, Ltd. dated April 29, 2005 (exhibits omitted).

10.5	Master Security Agreement with Laurus Master Fund, Ltd. dated April 29, 2005.